                                 EXHIBIT 10(23)

                 [LETTERHEAD OF RCG CAPITAL MARKETS GROUP, INC.]

July 12, 2000

Mr. David H. Dingus
President & COO
AZZ incorporated.
P.O. Box 668
400 North Tarrant
Crowley, TX  76036

In line with our recent discussion and verbal agreement, the original engagement agreement between Aztec Manufacturing Co. ("AZZ") and RCG Capital Markets Group, Inc., ("RCG") dated February 7, 2000 shall be amended to reflect the following changes:

Referencing paragraph (c) of the Financial Relations Compensation Attachment, the option exercise price shall be adjusted from $10.13 to $16.25 for those particular vesting elements and related percentages which occur by securing research and the second media events as described in that attachment. Notwithstanding the above, it is agreed that the option exercise price shall remain at the $10.13 upon securing the first media vesting event. Furthermore, the option exercise price for the vesting event which occurs upon obtaining a
12.5 P/E ratio, shall be adjusted to become the closing stock price of AZZ common stock on the 45/th/ consecutive calendar day when achievement has been obtained for that vesting element. All other option elements vested to date shall remain as per the terms and conditions of the original attachment.

In addition, by execution of this amendment, both parties acknowledge and agree that the July 7, 2000 termination letter tendered by AZZ is hereby withdrawn by the Company.

All other terms, provisions and conditions of the original engagement agreement shall remain in effect and shall continue to govern the on-going consulting relationship between RCG and AZZ.

Sincerely,

/s/ A. Max Ramras
A. Max Ramras
President and CEO

Accepted:

/s/ DANA PERRY

AZZ incorporated
Dated: 8-1-00


                Financial Relations / Capital Markets Consultants

                                                              ------------------
                                                                Exhibit 10(23)
                                                              ------------------

                                AZZ incorporated
                             STOCK OPTION AGREEMENT
                                      WITH
                         RCG CAPITAL MARKETS GROUP, INC.

     This Stock Option Agreement (the "Agreement") is entered into between AZZ incorporated, a Texas corporation (the "Company") and RCG Capital Markets Group, Inc. (the "Optionee") as of February 22, 2000, pursuant to part (c) of the Financial Relations Compensation Attachment to the Engagement Agreement between the Company and Optionee dated February 7, 2000 and the amendments of July 12, 2000 and October 6, 2000 to the Engagement Agreement. In consideration of the mutual promises and covenants made herein the parties hereby agree as follows:

     1.    GRANT OF OPTION. The Company grants to the Optionee an option (the
           ---------------
"Option") to purchase from the Company all or any part of a total of 70,000 shares of the Company's $1.00 par value common stock (the "Shares").

     2.    CHARACTER OF OPTION. The Option is not an "incentive stock option"
           -------------------
within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

     3.    TERM. The unexercised part of the Option will expire at 11:59 P.M.
           ----
(CST) on February 21, 2005.

     4.    VESTING AND EXERCISE PRICE. The Option shall vest, thereby giving
           --------------------------
Optionee the right to purchase shares at the following prices, in the following numbers, upon the occurrence of the following events:

                      Event                             No. of Shares        Exercise Price
                      -----                             -------------        --------------
     (a)   Execution of this Agreement.                    21,000                 $10.13

     (b)   Upon confirmation of a 30% increase, to         17,500                 $10.13
           10,400 shares in average daily trading
           volume, of the Company's stock over any 10
           consecutive trading day period, over a
           stipulated baseline of 8,000 shares.

     (c)   Confirmation of corporate research              10,500                 $16.25
           coverage from two(2) buy or sell side
           analysts or an endorsement by an
           appropriate investment newsletter
           publication with a subscriber base in
           excess of 3,000, vesting of one-half of
           this portion of the Option (the right to
           purchase 5,250 Shares) to occur upon the
           first research or recommendation event,
           and vesting of the other one-half of

           this portion of the Option (the right to purchase 5,250 additional Shares) to occur upon the second research or recommendation event.

     (d)   Confirmation of maintenance of at least           14,000         [closing price on
           a 12.5 P/E ratio for a period of at                              the NYSE on the last
           least 45 consecutive calendar days.                              trading day within
                                                                            the 45 consecutive
                                                                            calendar days]

     (e)   Confirmation of two (2) positive                   3,500               $10.13
           financial (non-trade oriented) media        (1/st/ media event)
           events, such as articles in newspapers
           or financial magazines of recognized
           standings such as Barron's, Wall Street
           Journal, Fortune, Forbes, Business Week
           Magazine, Individual Investor Magazine,
           Investor's Business Daily or such other
           source as may be mutually agreed upon,
           in the financial and investment
           community or television or radio media             3,500               $16.25
           coverage on well recognized financial,      (2/nd/ media event)
           investment or business programs, vesting
           of the first one-half of this portion of
           the Option (the right to purchase 3,500
           Shares) to occur upon the first media
           event and vesting of the second one-half
           of this portion of the Option (the right
           to purchase 3,500 additional Shares) to
           occur upon the second media event.


     5.    PROCEDURE FOR EXERCISE. Exercise of the Option or a portion thereof
           ----------------------
shall be effected by the Optionee's giving written notice of exercise to the Company at its principal place of business and the Optionee's payment of the purchase price prescribed in Section 4 above for the Shares to be acquired pursuant to the exercise.

     6.    PAYMENT OF PURCHASE PRICE. Payment of the purchase price for any
           --------------------------
Shares purchased pursuant to the Option shall be made in cash.

     7.    TRANSFER OF OPTION. Neither the Option nor any interest therein may
           ------------------
be assigned, pledged, hypothecated or otherwise transferred and may be exercised only by the Optionee.

     8.    TERMINATION.  The Option shall terminate on the expiration date set
           -----------
forth in Section 3 above.

     9.    RESERVATION OF SHARES. The Company shall at all times during the term
           ----------------------

of the Option reserve and keep available a sufficient number of shares of its Common Stock to satisfy the Company's obligation to transfer to shares to the Optionee upon exercise of the Option.

     10.   COMPLIANCE WITH SECURITIES LAWS. The Shares shall be issued pursuant
           -------------------------------
to the exercise of the Option only after registration of the securities on Form S-8 under the Securities Act of 1933. Optionee consents to the imposition of a legend upon the certificate representing such shares restricting their transfer until the filing of a Form S-8 Registration Statement by the Company. The Company agrees to file a Form S-8 Registration covering the Option and the Shares underlying the Option upon receipt from Optionee of a request that such a filing be made.

     11.   ANTI-DILUTION. If the outstanding common stock of the Company is
           -------------
increased, decreased, changed into, or exchanged for a different number or kind of shares or securities through merger, consolidation, combination, exchange of shares, other reorganization or recapitalization, reclassification, stock dividend, stock split or reverse stock split, an appropriate and proportionate adjustment shall be made to the number and type of shares subject to the Option. Any adjustment in the Option shall be made without changing the aggregate purchase price applicable to the unexercised portion of the Option, but with a corresponding adjustment in the price of each share covered by the Option.

     12.   AMENDMENT. This Agreement may be amended only by an instrument
           ---------
in writing, signed by both the Company and the Optionee.

     13.   MISCELLANEOUS. This Agreement will be construed and enforced in
           -------------
accordance with the laws of the State of Texas and will be binding upon and inure to the benefit of any successor or assign of the Company and to any successor of the Optionee.

     EXECUTED as of the day first above shown.

                                   AZZ incorporated


                                   By:  /s/ Dana L. Perry
                                       ----------------------------------------
                                        Dana L. Perry, Vice President and CFO

                                   RCG CAPITAL MARKETS GROUP, INC.


                                   By:  /s/ A. Max Ramras
                                       ----------------------------------------
                                        A. Max Ramras, President and CEO